UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A
Amendment No. 1 to
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2017

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1912 Farmer Brothers Drive, Northlake, Texas 76262
(Address of Principal Executive Offices)

(888) 998-2468
(Registrant’s Telephone Number, Including Area Code)

13601 North Freeway, Suite 200, Fort Worth, Texas 76177
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Farmer Bros. Co., a Delaware corporation (the “Company”), is furnishing this Current Report on Form 8-K/A to correct certain information provided in the earnings release (the “Earnings Release”) attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K furnished to the Securities and Exchange Commission on February 7, 2017 (the “Original Report”). The corrected information is also included in our Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on February 9, 2017.
Item 2.02. Results of Operations and Financial Condition.
On February 7, 2017, we issued the Original Report, which included the Earnings Release regarding our financial results for the three and six months ended December 31, 2016. The Company is furnishing this Current Report on Form 8-K/A to amend the Original Report in order to correct the Company’s unaudited condensed consolidated balance sheet at December 31, 2016, which was included in the Earnings Release.
Subsequent to the issuance of the Earnings Release, we determined that Property, plant and equipment, net was $165.1 million instead of $162.6 million and Accounts payable were $53.4 million instead of $50.9 million, as previously reported. As a result, Total assets and Total liabilities and stockholders’ equity were $402.7 million instead of $400.2 million, Total current liabilities were $98.5 million instead of $96.0 million, and Total liabilities were $197.1 million instead of $194.6 million, as previously reported.
Attached hereto as Exhibit 99.1 is an updated copy of the Earnings Release reflecting the corrected balance sheet amounts on the unaudited condensed consolidated balance sheet at December 31, 2016. No other changes have been made to the Original Report.
The information furnished in this Current Report on Form 8-K/A, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing. The filing of this Form 8-K/A and the furnishing of the information contained herein is not intended to, and does not, constitute a determination or admission by the Company as to the materiality of any information contained herein or in any exhibit hereto or that the information provided includes material investor information that was not previously publicly available.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

99.1	Corrected Earnings Release of Farmer Bros. Co. dated February 7, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 9, 2017

FARMER BROS. CO.

By:	/s/ Rene E. Peth
Rene E. Peth
Vice President, Corporate Controller (interim Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Corrected Earnings Release of Farmer Bros. Co. dated February 7, 2017.